UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2022
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name or former address, if changed from last report)
______________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 31, 2022, Sierra Pacific Power Company (the "Company") completed the sale of $250 million in aggregate principal amount of its 4.71% General and Refunding Mortgage Bonds, Series W, due 2052 (the "Bonds") pursuant to a Bond Purchase Agreement dated May 31, 2022. The Company will pay interest semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2022. The sale was exempt from the registration requirements under the Securities Act of 1933, as amended. The Company intends to use the net proceeds for general corporate purposes, including refinancing existing indebtedness and funding capital expenditures.

Prior to December 15, 2051 (the "Par Call Date"), the Company may, at its option, upon notice (as defined in the Officer's Certificate), prepay any part of the Bonds in an amount not less than 10% of the aggregate principal amount of the Bonds then outstanding in the case of partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount (as defined in the Officer's Certificate) determined for the prepayment date with respect to such principal amount.

On or after the Par Call Date, the Company may redeem the Bonds, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

The Bonds were issued pursuant to a Third Supplemental Indenture, by and between the Company and the Bank of New York Mellon Trust Company, N.A., as Trustee (the "Trustee"), dated May 31, 2022 (the "Third Supplemental Indenture"). The Third Supplemental Indenture further amends and supplements that certain Indenture (the "Original Indenture"), dated May 1, 2001, as amended by the Second Supplemental Indenture dated October 30, 2006 (as so amended and supplemented, the "Indenture"), between the Company and the Trustee. The Bonds are subject to the terms and conditions of the Indenture as amended and supplemented by the Third Supplemental Indenture, including, without limitation, the provisions relating to "Events of Default" and the acceleration of the Bonds upon the occurrence of an Event of Default.

In general, an Event of Default includes any of the following events: (i) a default by the Company as to the payment of any amounts (i.e., any principal, interest or premium) payable under the Bonds when due; (ii) any default in the performance, or breach, of any covenant, agreement or warranty of the Company contained in the Original Indenture which continues for 90 days after written notice thereof is given to the Company by the Trustee or to the Company and the Trustee by the holders of at least thirty-three percentum (33%) in principal amount of the securities (including the Bonds) outstanding under the Original Indenture, as amended, modified and supplemented from time to time; (iii) the bankruptcy or insolvency of the Company; (iv) any representation or warranty made in writing by or on behalf of the Company or by an officer of the Company in the Bond Purchase Agreement or any writing furnished in connection with the transactions contemplated hereby prove to have been false or incorrect in any material respect on the date as of which made, and such default is not remedied within 30 days; and (v) one or more final judgements or orders for the payment of money aggregating in excess of $125 million (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and certain of its subsidiaries and which judgements are not, within, 60 days after thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay.

In the event the Company merges with and into Nevada Power Company ("Nevada Power", and such merger, the "Merger"), upon the effectiveness of the Merger (the "Merger Effective Date") each Bond shall be exchanged for an equal principal amount of 4.71% General and Refunding Mortgage Bonds, Series __, due 2052 of Nevada Power ("Exchange Bonds") issued pursuant to the General and Refunding Mortgage Indenture dated as of May 1, 2001, as amended and supplemented, between Nevada Power and the Trustee. Upon issuance of an Exchange Bond, the Bond for which it is exchangeable shall be deemed to be canceled and no longer outstanding.

The foregoing discussion of the Bonds, the Original Indenture, the Third Supplemental Indenture and the Officer's Certificate is qualified in its entirety by reference to: (i) the Bond Purchase Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein, (ii) the Original Indenture and any supplemental indentures previously filed with the U.S. Securities and Exchange Commission, (iii) the Third Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein, and (iv) the Officer's Certificate establishing the terms of the Bonds under the Original Indenture, as amended, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1
Bond Purchase Agreement, dated as of May 31, 2022, by and among Sierra Pacific Power Company and the Purchasers, relating to the $250,000,000 in principal amount of the 4.71% General and Refunding Mortgage Bonds due 2052.

4.2	Third Supplemental Indenture, dated as of May 31, 2022, by and between Sierra Pacific Power Company and the Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Officer's Certificate establishing the terms of Sierra Pacific Power Company's 4.71% General and Refunding Mortgage Bonds, Series W, due 2052.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA POWER COMPANY
Date: June 3, 2022
/s/ Michael E. Cole
Michael E. Cole
Senior Vice President, Chief Financial Officer and Treasurer

SIERRA PACIFIC POWER COMPANY
Date: June 3, 2022
/s/ Michael E. Cole
Michael E. Cole
Senior Vice President, Chief Financial Officer and Treasurer

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